SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 28, 2004

                               MOODY'S CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    1-14037                   13-3998945
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


                                99 Church Street
                            New York, New York 10007
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 553-0300

Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition"

On April 28, 2004, the Company announced its financial results for the quarter ended March 31, 2004. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for the information contained in this report on Form 8-K to be considered filed under the Securities Exchange Act of 1934 or incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition" of Form 8-K.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MOODY'S CORPORATION

                                    By:  /s/ John J. Goggins
                                       -----------------------------------------
                                       John J. Goggins
                                       Senior Vice President and General Counsel


                                                            Date: April 28, 2004